As filed with the Securities and Exchange Commission on December 7, 2015
Investment Company Act File No. 811-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

NorthStar Global Corporate Income Master Fund
(Exact name of Registrant as Specified in Charter)

399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Address and telephone number, including area code, of principal executive offices)

Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary
399 Park Avenue, 18th Floor
New York, New York 10022
(Name and address of agent for service)

COPIES TO:
Steven B. Boehm, Esq.
Cynthia R. Beyea, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, District of Columbia 20001
Tel. No. (202) 383-0100
Fax No. (202) 637-3593

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended, or the 1940 Act. Interests in Registrant are not being registered under the Securities Act of 1933, as amended, or the Securities Act, and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an “accredited investor” in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in Registrant.

NORTHSTAR GLOBAL CORPORATE INCOME MASTER FUND
CROSS REFERENCE SHEET
PARTS A AND B
Item No.	Registration Statement Caption	Caption in Part A or Part B
1.	Outside Front Cover	Not Required
2.	Inside Front and Outside Back Cover Page	Not Required
3.	Fee Table and Synopsis	Fee Table and Synopsis
4.	Financial Highlights	Not Required
5.	Plan of Distribution	Not Required
6.	Selling Shareholders	Not Required
7.	Use of Proceeds	Not Required
8.	General Description of the Registrant	General Description of the Registrant
9.	Management	Management
10.	Capital Stock, Long-Term Debt, and Other Securities	Capital Stock, Long-Term Debt, and Other Securities
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Not Applicable
14.	Cover Page	Not Applicable
15.	Table of Contents	Not Applicable
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Policies
18.	Management	Management
19.	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Management and Other Services	Investment Advisory and Other Services
21.	Portfolio Managers	Portfolio Managers
22.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
23.	Tax Status	Tax Status
24.	Financial Statements	Financial Statements
PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PART A
Responses to Items 1, 2, 3.2, 4, 5, 6 and 7 of Part A have been omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.
Responses to certain Items required to be included in Part A of this Registration Statement are incorporated herein by reference from the Registration Statement on Form N-2 of NorthStar Global Corporate Income Fund, or the Feeder Fund, as filed with the Securities and Exchange Commission, or the SEC, on July 31, 2015, October 2, 2015 and December 1, 2015 (File Nos. 333-206018 and 811-23081), referred to as the Feeder Fund’s Registration Statement on Form N-2. The Feeder Fund and NorthStar Global Corporate Income Master Fund, or the Master Fund, are organized in what is commonly referred to as a “master-feeder” structure. The Feeder Fund is one of two initial feeder funds, or the Feeder Funds, in this “master-feeder” structure, and the Master Fund anticipates that it may from time to time permit feeder funds in addition to the Feeder Funds to invest in the Master Fund.
ITEM 3.   FEE TABLE AND SYNOPSIS.
The following table illustrates the fees and expenses that the Master Fund expects to incur and that the shareholders, or Shareholders, of the Master Fund’s common shares of beneficial interest, par value $0.001 per share, or Shares, can expect to bear directly or indirectly.
Shareholder Transaction Expenses (as a percentage of the Master Fund’s net asset value per Share)
Sales load	None
Offering expenses(1)	0.0%
Annual Expenses (as a percentage of average net assets of the Master Fund)(2)
Management fee(3)	3.0%
Incentive fee(4)	0.0%
Interest payments on borrowed funds(5)	1.0%
Other expenses(6)	1.2%
Total annual fund expenses	5.2%

(1)
Amount reflects estimated offering expenses to be paid by the Master Fund of up to $1.0 million if the Master Fund raises $100.0 million in proceeds in this offering during the following twelve months. The offering expenses consist of costs incurred by NSAM Adviser, OZ Credit Management and their affiliates on the Master Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Master Fund’s systems and those of the broker-dealers authorized to sell Shares, or the Selected Broker-Dealers, all of whom are or will be members of the Financial Industry Regulatory Authority, Inc., or FINRA, or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of NSAM Adviser’s, OZ Credit Management’s and their affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process. Any reimbursements for any such costs will not exceed actual expenses incurred by NSAM Adviser, OZ Credit Management and their affiliates. NSAM Adviser is responsible for the payment of the Master Fund’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in this offering, without recourse against or reimbursement by the Master Fund. It is expected that offering costs at the Master Fund will be de minimis since no Shares are being offered to the public.

(2)
Amount assumes that the Master Fund raises $100.0 million of proceeds in this offering during the following twelve months, that the net offering proceeds from such sales equal $91.0 million, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or $45.5 million, and that the Master Fund borrows funds equal to 50% of its average net assets during such period, or $22.75 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Master Fund were to raise proceeds significantly less than $100.0 million over the next twelve months, the annual expenses as a percentage of average net assets of the Master Fund would be significantly higher. There can be no assurance that the Master Fund will raise $100.0 million of proceeds in this offering during the following twelve months.
(3)
Pursuant to an investment advisory agreement, or the Master Fund Advisory Agreement, between the Master Fund and NSAM Adviser, and in consideration of the advisory services provided by NSAM Adviser to the Master Fund, NSAM Adviser is entitled to a fee consisting of two components — a base management fee, or the Management Fee, and an incentive fee, or the Incentive Fee. For more information on the Management Fee and the Incentive Fee, see the section entitled “Management and Incentive Fees” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average daily gross assets during such period, which are assumed to equal 150.0% of the Master Fund’s average net assets as described in Note (2) above. The figure in the table is calculated on the basis of the Master Fund’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Master Fund’s average daily gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to NSAM Adviser.

(4)
Based on the Master Fund’s current business plan, the Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to NSAM Adviser in the following twelve months. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments in portfolio companies. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital equal to 1.75% per quarter, or an annualized hurdle rate of 7.00%, subject to a “catch-up” feature. 100.0% of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is payable to NSAM Adviser. This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide NSAM Adviser with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter. 20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to NSAM Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to NSAM Adviser). For a full explanation of how the Incentive Fee is calculated, see the section entitled “Management and Incentive Fees” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2. The amount in the table assumes that the Incentive Fee will be 0.0% of the Master Fund’s average net assets. The Master Fund does not currently expect to accrue an Incentive Fee during the year ending December 31, 2015. The figure in the table is based upon the estimated Incentive Fee for the year ending December 31, 2015, expressed as a percentage of the Master Fund’s estimated average net assets for the year ending December 31, 2015. Because the below example assumes a 5.0% annual return, as required by the SEC, no Incentive Fee would be payable in the following twelve months.

(5)
The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 50.0% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 2.0% over the Master Fund’s average net assets. The Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money it is able to raise through the Feeder Funds and capital market conditions. Because the Management Fee is based on the Master Fund’s average daily gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to NSAM Adviser.

(6)
Other expenses include accounting, legal and auditing fees of the Master Fund, as well as the reimbursement of the compensation of the Master Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the members, each, a Trustee, of the board of trustees of the Master Fund, or the Board, who do not also serve in an executive officer capacity for the Master Fund, NSAM Adviser or OZ Credit Management. The amount presented in the table estimates the amounts the Master Fund expects to pay during the twelve months following the commencement of the Master Fund’s operations and does not include preferred pricing arrangements the Master Fund may receive from certain parties as a newly formed entity.
Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Master Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above:
	1 year	3 years	5 years	10 years
A Feeder Fund would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$52	$156	$259	$515
The example and the expenses in the tables above should not be considered a representation of the Master Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, the Master Fund’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Master Fund, see the sections entitled “Fund and Master Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2.
ITEM 8.   GENERAL DESCRIPTION OF THE REGISTRANT.
The Master Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Master Fund was organized as a Delaware statutory trust on July 23, 2015. The Master Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. Information on the Master Fund’s investment objective, strategies and policies, the types of securities in which the Master Fund expects to invest, other investment practices of the Master Fund and the risk factors associated with investments in the Master Fund are incorporated herein by reference from the sections entitled “Investment Objective and Strategies” and “Types of Investments and Related Risks” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
Interests in the Master Fund are being issued solely to the Feeder Fund and to affiliates of NSAM Adviser and OZ Credit Management in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.
ITEM 9.   MANAGEMENT.
A description of how the business of the Master Fund is managed is incorporated herein by reference from the sections entitled “Summary of Terms,” “Management of the Fund and the Master Fund,” “Fund and Master Fund Expenses,” “The Adviser,” “The Sub-Adviser” and “Management and Incentive Fees” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund. The following list identifies the specific sections of the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2 under which the information required by Item 9 of Form N-2 may be found; each listed section is incorporated herein by reference, to the extent applicable to the Master Fund.
Item 9.1(a) Management of the Fund and the Master Fund — Board of Trustees and Executive Officers
Item 9.1(b) The Adviser; The Sub-Adviser; Management and Incentive Fees

Item 9.1(c) Portfolio Management
Item 9.1(d) Administration Agreements
Item 9.1(e) Custodian, Transfer and Distribution Paying Agent and Registrar
Item 9.1(f) Fund and Master Fund Expenses
Item 9.1(g) Plan of Distribution
Item 9.2(a) The Adviser
Item 9.2(b) The Adviser
Item 9.2(c) The Adviser
Item 9.2(d)The Adviser
Item 9.3 A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. NorthStar and Och-Ziff have each invested $1.0 million in the Master Fund in exchange for Master Fund Shares, collectively, the Seed Capital Investments, and therefore may be deemed to be control persons because they each own 50% of the outstanding Shares as of            , 2015.
ITEM 10.   CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.
ITEM 10.1   CAPITAL STOCK.
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Master Fund’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Master Fund’s declaration of trust and bylaws, copies of which have been filed as exhibits to this Registration Statement, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Master Fund’s declaration of trust authorizes the issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares, nor are shares offered to the public and the Master Fund does not expect that a market for Shares will develop in the foreseeable future, nor does the Master Fund intend to make its shares publicly available. Pursuant to the Master Fund’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, or the DGCL, and therefore generally will not be personally liable for the Master Fund’s debts or obligations.
Set forth below is a chart describing the classes of the Master Fund’s securities outstanding as of            , 2015:
(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by the Master Fund or for its Account	Amount Outstanding Exclusive of Amount Under Column (3)
Common Shares, par value $0.001 per share
Preferred Shares, par value $0.001 per share
Shares
Under the terms of the Master Fund’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Master Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Master Fund’s declaration of trust provides that the Board shall have the power to repurchase or redeem shares. In the event of the

Master Fund’s dissolution, after the Master Fund pays or adequately provides for the payment of all claims and obligations of the Master Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Master Fund’s assets available for distribution, subject to any preferential rights of holders of the Master Fund’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Master Fund’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Master Fund’s declaration of trust, the Master Fund is not required to hold annual meetings of Shareholders. The Master Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.
Preferred Shares and Other Securities
The Master Fund’s declaration of trust provides that the Board may, subject to the Master Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Master Fund to issue securities of the Master Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of the Master Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Master Fund’s declaration of trust, Trustees and officers of the Master Fund will not be subject in such capacity to any personal liability to the Master Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Master Fund’s declaration of trust, the Master Fund will indemnify and hold harmless any current or former Trustee or officer of the Master Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Master Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Master Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Master Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Master Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of trust.
The Master Fund has entered into the Master Fund Advisory Agreement with NSAM Adviser. The Master Fund Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, NSAM Adviser is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers.
NSAM Adviser has also entered into the Master Fund Sub-Advisory Agreement with OZ Credit Management. The Master Fund Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, OZ

Credit Management is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers. In addition, the Master Fund Sub-Advisory Agreement provides that OZ Credit Management will indemnify the Master Fund, NSAM Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Master Fund, NSAM Adviser or any of their respective affiliates and controlling persons may sustain as a result of OZ Credit Management’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Master Fund’s declaration of trust, the Master Fund will advance the expenses of defending any action for which indemnification is sought if the Master Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Master Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Master Fund’s declaration of trust provides that the number of Trustees shall be no less than two and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Master Fund’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
The Master Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (1) with or without cause, at any meeting of Shareholders by a vote of three quarters (75%) of the outstanding Shares or (2) with or without cause, by at least two-thirds (66 2∕3%) of the remaining Trustees.
As of            , 2015, the Master Fund had a total of 5 members of the Board, 3 of whom were Trustees that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Master Fund, the Feeder Fund, NSAM Adviser or OZ Credit Management, such persons also referred to as the Independent Trustees. Pursuant to the 1940 Act, at least 40% of the members of the Board must be Independent Trustees.
Action by Shareholders
The Master Fund’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Master Fund’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.
Amendment of Declaration of Trust and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Master Fund’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Master Fund’s declaration of trust and the bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Master Fund’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations
The Master Fund’s declaration of trust provides that if and to the extent that any provision of the Master Fund’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Internal Revenue Code of 1986, as amended, applicable to the Master Fund as a regulated investment company or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Master Fund’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted prior to such determination.
Other Information
Information regarding the Master Fund’s share repurchase program, liquidity strategy and distributions, including as they relate to the Feeder Fund’s share repurchase program, liquidity strategy and distributions, is incorporated herein by reference from the sections entitled “Share Repurchase Program,” “Liquidity Strategy” and “Distributions” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
ITEM 10.2.   LONG-TERM DEBT.
Not applicable.
ITEM 10.3.   GENERAL.
Not applicable.
ITEM 10.4.   TAXES.
Information on the taxation of the Master Fund is incorporated herein by reference from the section entitled “Material U.S. Federal Income Tax Considerations” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
ITEM 10.5.   OUTSTANDING SECURITIES.
As of the date of filing of this Registration Statement, there are no Shares of the Master Fund outstanding.
ITEM 10.6.   SECURITIES RATINGS.
Not applicable.
ITEM 11.   DEFAULTS AND ARREARS ON SENIOR SECURITIES.
Not applicable.
ITEM 12.   LEGAL PROCEEDINGS.
Not applicable.
ITEM 13.   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.
Not applicable.

PART B
Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given to them in Part A of this Registration Statement.
Responses to certain Items required to be included in Part B of this Registration Statement are incorporated herein by reference from the Feeder Fund’s Registration Statement on Form N-2.
ITEM 14.   COVER PAGE.
Not applicable.
ITEM 15.   TABLE OF CONTENTS.
Not applicable.
ITEM 16.   GENERAL INFORMATION AND HISTORY.
Not applicable.
ITEM 17.   INVESTMENT OBJECTIVE AND POLICIES.
Part A contains basic information about the investment objective, policies and risks of the Master Fund. This Part B supplements the discussion in Part A of the investment objective, policies and risks of the Master Fund and does not, by itself, present a complete or accurate explanation of the matters disclosed.
Information on the fundamental investment restrictions of the Master Fund, the types of investment techniques used by the Master Fund and certain risks attendant thereto, as well as other information on the Master Fund’s investment process, is incorporated herein by reference from the sections entitled “Investment Objective and Strategies,” “Types of Investments and Related Risks” and “Regulation” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
ITEM 18.   MANAGEMENT.
Pursuant to the Master Fund’s declaration of trust and bylaws, the Master Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Master Fund’s management and operations. The officers of the Master Fund conduct and supervise the Master Fund’s daily business operations.
Board of Trustees and Executive Officers
Board Leadership Structure
The Board consists of 5 members, 3 of whom are considered Independent Trustees. The same individuals serve on the Board and the boards of trustees of the Feeder Fund. Among other things, the Board sets broad policies for the Master Fund and appoints the Master Fund’s officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Master Fund’s day-to-day affairs. Each Trustee will serve until his or her successor is duly elected and qualified. The Trustees are subject to removal or replacement in accordance with Delaware law and the Master Fund’s declaration of trust. The initial Trustees serving on the Board have been elected by the organizational shareholders of the Master Fund.
Daniel R. Gilbert serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with NorthStar Asset Management Group. The Board feels that Daniel R. Gilbert, as the Master Fund’s co-founder and chief executive officer, is the Trustee with the most knowledge of the Master Fund’s business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent trustee, and each Independent Trustee plays an active role on the Board. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Master Fund at this time given the Master Fund’s current size and complexity. The Board, which will review its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Master Fund.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board will perform a risk oversight function for the Master Fund consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as necessary, receiving and reviewing reports related to the Master Fund’s performance and operations; (2) reviewing and approving, as applicable, the Master Fund’s compliance policies and procedures; (3) meeting with members of NSAM Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including NSAM Adviser, OZ Credit Management, the distributor, the transfer agent, the custodian and the independent registered public accounting firm, to review and discuss the Master Fund’s activities and to provide direction with respect thereto; and (5) engaging the services of the Master Fund’s chief compliance officer to test the Master Fund’s compliance procedures and the Master Fund’s service providers. However, not all risks that may affect the Master Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Master Fund and its service providers.
Trustees
Information regarding the members of the Board and the officers of the Master Fund, and their roles in the management of the Master Fund, including compensation, is incorporated herein by reference from the section entitled “Management of the Fund and the Master Fund” in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
Board Committees
In addition to serving on the Board, trustees may also serve on the audit committee or the nominating and corporate governance committee, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of each committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Master Fund’s best interest.
Audit Committee
The audit committee operates pursuant to a charter adopted by the Board and is responsible for selecting, engaging and discharging the Master Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Master Fund’s independent registered public accounting firm, approving professional services provided by the Master Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Master Fund’s independent registered public accounting firm and reviewing the adequacy of the Master Fund’s internal control over financial reporting. The audit committee also establishes policies and procedures regarding the valuation of the Master Fund’s investments. On a quarterly basis, the Master Fund’s Board’s audit committee reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process. The members of the audit committee are                                 each of whom is an Independent Trustee.                 serves as the chairman of the audit committee. The Board has determined that                 is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee operates pursuant to a charter adopted by the Board and selects and nominates trustees for membership on the Board, selects nominees to fill vacancies on the Board or a committee thereof, develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board. The nominating and corporate governance committee considers candidates suggested by its members and other trustees, as well as the Master Fund’s management and Shareholders.
The nominating and corporate governance committee will consider qualified trustee nominees recommended by Shareholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding trustee nominations. When submitting a nomination for consideration, a Shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of our Shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Trustees and to serve if elected by our Shareholders.
The members of the nominating and corporate governance committee are                .                 serves as chairman of the nominating and corporate governance committee.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each Trustee as of                , 2015 based on the initial net asset value, or NAV, per Share of  $                and the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the family of investment companies that includes the Master Fund.
Name of Trustee	Dollar Range of Equity Securities in the Master Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees
Daniel R. Gilbert	None	None
Independent Trustees

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustees) and by sending the communication to the Master Fund’s offices at 399 Park Avenue, 18th Floor, New York, New York 10022. Other Shareholder communications received by the Master Fund not directly addressed and sent to the Board will be reviewed and generally responded to by NSAM Adviser, and will be forwarded to the Board only at NSAM Adviser’s discretion based on the matters contained therein.
Potential Conflicts of Interest
Information regarding the conflicts of interest associated with NSAM Adviser and OZ Credit Management acting as the Master Fund’s investment adviser and investment sub-adviser, respectively, is incorporated herein by reference from the section entitled “Conflicts of Interest; Certain Relationships and Related Party Transactions” in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
Codes of Ethics
The Master Fund, NSAM Adviser and OZ Credit Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and the Master Fund’s Board has approved OZ Credit Management’s and NSAM Adviser’s codes of ethics adopted under Rule 204A-1 of the Adviser’s Act, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Master Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to this Registration Statement of which this Part B is a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR database on the SEC’s website at http://www.sec.gov. shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.
Other Information
Sutherland Asbill & Brennan LLP, Washington, D.C., serves as counsel to the Master Fund.
ITEM 19.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.
A control person generally is a person who beneficially owns more than 25% of the voting securities of a company. NorthStar and Och-Ziff have each invested $1.0 million in the Master Fund in exchange for Master Fund Shares, collectively, the Seed Capital Investments, and therefore may be deemed to be control persons because they each own 50% of the outstanding Shares as of                 , 2015.
ITEM 20.   INVESTMENT ADVISORY AND OTHER SERVICES.
Information on the investment management and other services provided for or on behalf of the Master Fund is incorporated herein by reference from the sections entitled “Management of the Fund and the Master Fund,” “Fund and Master Fund Expenses” and “Management and Incentive Fees” in the Feeder Fund’s prospectus, to the extent applicable to the Master Fund.
ITEM 21.   PORTFOLIO MANAGERS.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Master Fund beneficially owned by each member of NSAM Adviser’s investment committee as of                 , 2015 based on the initial NAV per Share of  $10.00.
Name of Investment Committee Member	Dollar Range of Equity Securities in the Master Fund(1)
Mr. David T. Hamamoto	None
Mr. Daniel R. Gilbert	None
Mr. Albert Tylis	None
Mr. Steven B. Kauff	None
Mr. David S. Fallick	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Other Information
Additional information regarding the portfolio managers of the Master Fund is incorporated herein by reference from the sections entitled “Management of the Fund and the Master Fund” in the Feeder Fund’s prospectus included in the Feeder Fund Registration Statement on Form N-2, to the extent applicable to the Master Fund.

ITEM 22.   BROKERAGE ALLOCATION AND OTHER PRACTICES.
A description of the Master Fund’s brokerage allocation and other practices is incorporated herein by reference from the section entitled “Portfolio Transactions and Brokerage Allocation” in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
ITEM 23.   TAX STATUS.
Information on the taxation of the Master Fund is incorporated herein by reference from the section entitled “Material U.S. Federal Income Tax Considerations” in the Feeder Fund’s prospectus included in the Feeder Fund’s Registration Statement on Form N-2, to the extent applicable to the Master Fund.
ITEM 24.   FINANCIAL STATEMENTS.
The Master Fund will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.
An independent registered public accounting firm for the Master Fund performs an annual audit of the Master Fund’s financial statements. The Board has engaged          , located at          to serve as the Master Fund’s independent registered public accounting firm.
For accounting purposes, the Master Fund’s fiscal year will end on December 31. The Master Fund’s tax year will end on December 31.

INDEX TO FINANCIAL STATEMENTS
[To be added by amendment]
F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
[To be added by amendment]
F-2

PART C.   OTHER INFORMATION
Item 25.   Financial Statements and Exhibits
(1)	Financial Statements:
Part A: Not applicable, as Registrant has not commenced operations.
Part B: Report of Independent Registered Public Accounting Firm
Balance Sheet as of , 2015
Statement of Operations for the period from July 23, 2015 (Inception) to , 2015
Statement of Changes in Net Assets for the period from July 23, 2015 (Inception) to , 2015
Notes to Financial Statements
(2)	Exhibits:
(a)(1)	Certificate of Trust of the Registrant.*
(a)(2)	Amended Declaration of Trust of the Registrant.*
(b)	Bylaws of the Registrant.**
(g)(1)	Master Fund Investment Advisory Agreement.*
(g)(2)	Master Fund Investment Sub-Advisory Agreement.*
(j)	Custodian Agreement.**
(k)(1)	Form of Administration Agreement.**
(k)(2)	Form of Distribution Support Agreement.*
(k)(3)	Seed Capital Investment Agreement.**
(l)	Opinion.**
(n)(1)	Consent of Sutherland Asbill & Brennan LLP.**
(n)(2)	Consent of Independent Registered Public Accounting Firm.**
(r)(1)	Code of Ethics of the Registrant.**
(r)(2)	Code of Ethics of NSAM Adviser.**
(r)(3)	Code of Ethics of OZ Credit Management.**

*
Filed herewith.

**
To be filed by amendment.

Item 26.   Marketing Arrangements
Not Applicable.
Item 27.   Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:
Advertising and sales literature	$
Accounting fees and expenses	$
Legal fees and expenses	$
Printing	$
Seminars	$
Miscellaneous fees and expenses	$
Total	$

Item 28.   Persons Controlled by or Under Common Control
No person is directly or indirectly controlled by or under common control with the Registrant, except that the Registrant may be deemed to be controlled by or under common control with the Feeder Fund as it has provided 100% of the initial capitalization of the Registrant.
Item 29.   Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s shares as of           , 2015.
Title of Class	Number of Record Holders
Common shares of beneficial interest
Item 30.   Indemnification
Pursuant to the Master Fund’s declaration of trust, Trustees and officers of the Master Fund will not be subject in such capacity to any personal liability to the Master Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Master Fund’s declaration of trust, the Master Fund will indemnify and hold harmless any current or former Trustee or officer of the Master Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Master Fund, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Master Fund, or in the case of a criminal proceeding, matters for which such person had reasonable cause to believe that his or her conduct was unlawful. In accordance with the 1940 Act, the Master Fund will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Master Fund will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the declaration of Master Fund.
The Master Fund has entered into the Master Fund Advisory Agreement with NSAM Adviser. The Master Fund Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, NSAM Adviser is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers.
NSAM Adviser has also entered into the Master Fund Sub-Advisory Agreement with OZ Credit Management. The Master Fund Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, OZ Credit Management is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers. In addition, the Master Fund Sub-Advisory Agreement provides that OZ Credit Management will indemnify the Master Fund, NSAM Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Master Fund, NSAM Adviser or any of their respective affiliates and controlling persons may sustain as a result of OZ Credit Management’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
Pursuant to the Master Fund’s declaration of trust, the Master Fund will advance the expenses of defending any action for which indemnification is sought if the Master Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Master Fund unless it is subsequently determined that the indemnitee is entitled to such indemnification.
Item 31.   Business and Other Connections of Investment Advisers
A description of any other business, profession, vocation, or employment of a substantial nature in which NSAM B-CEF Ltd (“NSAM Adviser”) and each manager or executive officer of NSAM Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Fund and the Master Fund” and “Portfolio Management.” Additional information regarding NSAM Adviser and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-         ), and is incorporated herein by reference.
A description of any other business, profession, vocation, or employment of a substantial nature in which OZ Institutional Credit Management LP (“OZ Credit Management”) and each director or executive officer of OZ Credit Management who performs a policy-making function for OZ Credit Management in connection with the performance of its services under the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Fund and the Master Fund” and “Portfolio Management.” Additional information regarding the OZ Credit Management and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-            ), and is incorporated herein by reference.
Item 32.   Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:
(1)
the Registrant, NorthStar Global Corporate Income Master Fund, 399 Park Avenue, 18th Floor New York, New York 10022;

(2)
the Transfer Agent,       ,       ;

(3)
the Custodian,       ,       ;

(4)
the investment adviser, NSAM B-CEF Ltd, 11 Waterloo Lane Pembroke HM 08 Bermuda; and

(5)
the investment sub-adviser, OZ Institutional Credit Management LP, 9 West 57th Street, 39th Floor, New York, NY 10019.

Item 33.   Management Services
Not applicable.
Item 34.   Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, New York, New York, on this 7th day of December 2015.
NorthStar Global Corporate Income Master Fund
By:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Investment Company Act of 1940, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President (Principal executive officer)	December 7, 2015
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer (Principal financial and accounting officer)	December 7, 2015

EXHIBIT LIST
(a)(1)	Certificate of Trust.
(a)(2)	Amended Declaration of Trust.
(g)(1)	Form of Master Fund Investment Advisory Agreement.
(g)(2)	Form of Master Fund Investment Sub-Advisory Agreement.
(k)(2)	Form of Distribution Support Agreement.